UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2012

MEDICAL CARE TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-536659
(Commission File Number)

26-4227137
(IRS Employer Identification No.)

Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China
(Address of principal executive offices)

011 8610 6407 0580
(Registrant’s telephone number, including area code)

_______
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On June 12, 2012, Medical Care Technologies Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Ocean Wise International Industrial Limited, a Hong Kong corporation (“Ocean Wise”), pursuant to which Ocean Wise agreed to loan the Company $285,645 to be used for the Company’s joint venture costs for a Shenzhen Phase 1 and 2 license. The loan accrues interest at 12% per annum and matures on December 12, 2012.  In the event of a default, all principal and accrued interest will become immediately due and payable and the Company will be required to pay Ocean Wise an initial penalty equal to 40% of the Company’s joint venture share in Reachout Holdings Limited, which penalty will increase an additional 5% for every 5 days such default continues. Ocean Wise and the Company currently own 35% and 65%, respectively, in Reachout Holdings, a Hong Kong company. The Company received proceeds of $285,645 on June 12, 2012.

The Company entered into a security sale agreement, dated July 17, 2012 with Nicolas Suppa (“Suppa”), an accredited investor, for the purchase of $15,000 of the Company’s common stock for a purchase price of $0.00035 per share (representing a 50% discount from the per share price on July 17, 2012). The agreement provides, among other things, that the Company will register the shares on a Form S-1 registration statement within 120 days and use its best efforts to have such registration statement declared effective as soon as practicable. Suppa also has a right, for 120 days, to purchase an additional 42,857,142 shares of the Company’s common stock at $0.00035 per share. The Company received proceeds of $15,000 on July 17, 2012.

On July 19, 2012, the Company issued a convertible promissory note (the “Note”) to Nicholas J. Morano, LLC, a Texas limited liability company (“Morano”), in the principal amount of $29,500. The Note matures on January 21, 2013, and accrues interest at 10% per annum. The Note contains default events which, if triggered, will result in a default interest rate of 12% per annum The Note may be prepaid in whole or in part. All principal and accrued interest on the Note is convertible into shares of the Company’s common stock at the election of Morano at any time after 180 days from issuance of the Note at a conversion price equal to a 35% discount to the average of the lowest three closing bid prices of the common stock during the 90 trading day period prior to conversion.

While the Note is outstanding, the Company agreed, among others, not to make certain loans and fundamental corporate changes without 14 days prior notice to Morano, and in the case of a fundamental change, Morano will have the right to put the Note to the Company at 125% of the then outstanding principal and accrued interest.

Morano agreed to restrict its ability to convert the Note and receive shares of the Company if the number of shares of common stock beneficially held by Morano and its affiliates in the aggregate after such conversion exceeds 4.99% of the then outstanding shares of common stock.

On July 17, 2012, pursuant to purchase and assignment agreements (i) Barry Tsai assigned a promissory note in the principal amount of $10,000 issued by the Company on March 6, 2012, to Light Hammer, LLC (“Light Hammer”) for $10,420 and (ii) Boris Matsokhin assigned a promissory note, in the principal amount of $5,000 issued by the Company on March 8, 2012, to Light Hammer for $5,125. The notes are convertible into shares of common stock at a conversion price equal to the lower of 80% of the average of the lowest three closing bid prices for the common stock during the 10 trading days prior to the date of conversion, bear interest at 10% per annum and matures on March 5, 2013.

Morano and Light Hammer each are currently assignees and holders of 10% convertible debentures issued by the Company as of May 29, 2012, as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 17, 2012.

For all the terms and conditions of the Loan Agreement, Security Sale Agreement, the Note and the Assignment Agreement described above, reference is hereby made to such Agreements and Note annexed hereto as Exhibits 10.47, Exhibit 10.48, Exhibit 10.49, Exhibit 10.50 and Exhibit 10.51, respectively. All statements made herein concerning the foregoing Agreements and Note are qualified by reference to said Exhibits.

Item 1.02  Termination of a Material Definitive Agreement.

On July 23, 2012 the Board of Directors of the Company provided formal notice to terminate the $10 million reserve equity financing agreement entered into on April 27, 2012. Upon cancellation notice, the Company has requested the return to the Company of 444,444,444 shares which were issued pursuant to the Financing Agreements.The termination provision in the financing agreement provides that if the Company terminates the agreement, the Company shall pay a termination fee of $250,000 within three days of such notice. Notwithstanding such  provision, the  Company  is  in  negotiations  and hopes  to  resolve  this  matter amicably. Should there not be a favorable outcome to the negotiations, there may be potential liability or litigation with respect to the termination of the financing.

Section 2 - Financial Information

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 2.03.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

 The disclosure set forth above under Item 1.02 (Termination of a Material Definitive Agreement) above is incorporated by reference into this Item 2.04.

Section 3 - Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. The shares issued to Suppa and the Note described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The securities sale agreement with Suppa contains "accredited investor" representations from Suppa as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the Note and any shares of common stock issued upon conversion thereof above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities will bear legends to that effect.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits	10.47 Loan Agreement, dated June 12, 2012 between Medical Care Technologies Inc. and Ocean Wise International Industrial Limited

10.48 Securities Sale Agreement, dated July 17, 2012, between Medical Care Technologies Inc. and Nicola Suppa

10.49 Convertible Promissory Note issued July 19, 2012 to Nicholas J. Morano, LLC

10.50 Purchase and Assignment Agreement dated July 17, 2012 between Barry Tsai and Light Hammer, LLC

10.51 Purchase and Assignment Agreement dated July 17, 2012 between Boris Matsokhin and Light Hammer, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL CARE TECHNOLOGIES INC.

Dated: July 27, 2012	By:	/s/ Ning C. Wu
Ning C. Wu
President